Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

The Group accounts for acquisitions of subsidiaries in accordance with FASB ASC Subtopic 805-10, Business Combinations. Goodwill represents the excess of acquisition cost over the estimated fair value of net assets acquired in relation to the acquisition of Yixing Pact Environmental Technology Co., Ltd. and Pact Asia Pacific Limited in 2005.

As of December 31, 2019, the Group completed the annual impairment test (i.e. comparing the carrying amount of the net assets, including goodwill, with the fair value of Yixing Pact Environmental Technology Co., Ltd. and Pact Asia Pacific Limited as of December 31, 2019).